UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2018

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 2.01 Completion of the Acquisition or Disposition of Assets.

On July 6, 2018, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), a subsidiary of MGM Growth Properties LLC (the “Company”), and MGP OH, Inc., a Delaware corporation and a subsidiary of the Operating Partnership (“MGP OH”), filed a Current Report on Form 8-K reporting that it had completed the transactions contemplated by the Membership Interest Purchase Agreement (the “Agreement”), dated April 4, 2018, with Milstein Entertainment LLC, an Ohio limited liability company, and Brock Milstein, which provided for, among other things, the purchase by MGP OH of all of the membership interests of Northfield Park Associates LLC, an Ohio limited liability company that owns the real estate assets and operations of the Hard Rock Rocksino Northfield Park (“Northfield Park”). This Form 8-K/A amends the Form 8-K filed on July 6, 2018 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

In addition, on September 18, 2018, MGM Resorts International (“MGM Resorts”), the Operating Partnership, the Company and MGP Lessor, LLC (the “Landlord”) entered into a Master Transaction Agreement to sell the operations of Northfield Park to a subsidiary of MGM Resorts. Concurrently with the sale, MGP OH will liquidate and the real estate assets of Northfield Park will be transferred to the Landlord. The Landlord will lease such real estate assets to a subsidiary of MGM Resorts pursuant to an amendment to the master lease agreement. The unaudited pro forma condensed consolidated financial information included in Exhibit 99.3 reflects this disposition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited consolidated financial statements of Northfield Park as of and for the years ended December 31, 2017 and 2016 with report of independent auditors included as Exhibit 99.1

Unaudited condensed consolidated financial statements of Northfield Park as of June 30, 2018 and for the six months ended June 30, 2018 and 2017 included as Exhibit 99.2

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information included as Exhibit 99.3

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Northfield Park as of and for the years ended December 31, 2017 and 2016

99.2	Unaudited condensed consolidated financial statements of Northfield Park as of June 30, 2018 and for the six months ended June 30, 2018 and 2017

99.3	Unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: September 19, 2018	By:	/s/ Andy H. Chien
Andy H. Chien
Chief Financial Officer and Treasurer

MGM Growth Properties Operating Partnership LP
By: MGM Growth Properties OP GP LLC, its general partner

Date: September 19, 2018	By:	/s/ Andy H. Chien
Andy H. Chien
Chief Financial Officer and Treasurer